                                                                       Exhibit C



                              SELLING SHAREHOLDERS'
                          IRREVOCABLE POWER OF ATTORNEY
                   FOR SALE OF COMMON STOCK, PAR VALUE $0.001
                   PER SHARE, OF NET 1 UEPS TECHNOLOGIES, INC.


Dr. Serge C.P. Belamant
Mr. Herman Gideon Kotze
c/o Net 1 UEPS Technologies, Inc.
President Place, 4th Floor
Cnr. Jan Smuts Avenue and Bolton Road
Rosebank,Johannesburg, South Africa

Ladies and Gentlemen:

         Reference is made to that certain Letter of Transmittal and Custody Agreement, dated the date hereof (the "CUSTODY AGREEMENT"), by and among The Bank of New York, as Custodian (the "CUSTODIAN"), and Dr. Serge C.P. Belamant and Mr. Herman Gideon Kotze, as attorneys-in-fact. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Custody Agreement.

         Certain of the undersigned, constituting the Public Principal Selling Shareholders, Net 1 UEPS Technologies, Inc. (the "COMPANY"), and certain other holders of the Company's common stock (such holders and the Public Principal Selling Shareholders being hereinafter sometimes collectively referred to as the "SELLING SHAREHOLDERS"), propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), J.P. Morgan Securities Inc. ("JPMORGAN"), Robert W. Baird & Co. Incorporated, Jefferies & Company, Inc. and Thomas Weisel Partners LLC (collectively, the "Underwriters"). The Selling Shareholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued common stock, par value $0.001 per share, of the Company (the "COMMON STOCK") owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

         Certain of the undersigned, constituting the Private Principal Selling Shareholders, the Company and the Purchasers have entered into that certain Stock Purchase Agreement, dated as of July 18, 2005. The Selling Shareholders include the Private Principal Selling Shareholders. Pursuant to the Purchase Agreement, the Private Principal Selling Shareholders have agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Private Principal Selling Shareholders, certain shares of the Company's Common Stock (the

"PRIVATE SHARES"). It is understood that the closing of the transactions contemplated in the Purchase Agreement are conditioned upon the closing of the transactions contemplated in the Underwriting Agreement.

         The undersigned hereby irrevocably constitutes and appoints Dr. Serge C.P. Belamant and Mr. Herman Gideon Kotze, each with full power and authority to act together or alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an "ATTORNEY" and collectively the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the exercise of stock options (if applicable) and the sale of shares of Common Stock by any of the undersigned including, but not limited to, the power and authority on behalf of any of the undersigned to take any and all of the following actions:

         1. (A) To sell, assign, transfer and deliver to the several Underwriters pursuant to the Underwriting Agreement up to the number of shares of Common Stock set forth on the signature page hereof, such Common Stock to be represented by certificate(s) of Common Stock deposited by the undersigned Public Principal Selling Shareholders pursuant to the Custody Agreement or by stock option exercise forms executed by the Attorneys, at a purchase price per share to be paid by the Underwriters, as determined by negotiation between the Company, the Attorneys and Morgan Stanley and JPMorgan, but at the same price per share at which all other Selling Shareholders sell Common Stock to the Underwriters, and to complete, execute and deliver a stock power in relation to the sale of the foregoing number of shares of Common Stock; and (B) to sell, assign, transfer and deliver to the Purchasers pursuant to the Purchase Agreement up to the number of shares of Common Stock set forth on the signature page hereof, such Common Stock to be represented by certificate(s) of Common Stock deposited by the undersigned Private Principal Selling Shareholders pursuant to the Custody Agreement, at a purchase price per share to be paid by the Purchasers, as determined in accordance with the Purchase Agreement, and to complete, execute and deliver a stock power in relation to the sale of the foregoing number of shares of Common Stock;

         2. To determine, in conjunction with the Company, the number of shares of Common Stock to be sold by the undersigned to the Underwriters which number shall be no greater but may be fewer than that set forth on the signature page hereof (such total number of shares, as is finally determined by the Attorneys and the Company and set forth opposite the name of the undersigned in Schedule I to the Underwriting Agreement is hereinafter referred to as the "PUBLIC SHARES" and, together with the total number of Private Shares, are collectively referred to as the "SHARES");

         3. To execute, deliver and perform the Underwriting Agreement with full power to make such amendments to the Underwriting Agreement as the

Attorneys, in their sole discretion, may deem advisable and, together with Morgan Stanley and JPMorgan and a committee of the Board of Directors of the Company, to determine the public offering price and the purchase price per share of Common Stock to be paid by the Underwriters (subject to paragraph 1 above) and the other terms of sale; and to perform the Purchase Agreement with full power to make such amendments to the Purchase Agreement as the Attorneys, in their sole discretion, may deem advisable;

         4. To execute and deliver any stock option exercise forms or any other documents that may be required in connection with the exercise of a stock option of the Company held by the undersigned;

         5. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into "lock-up" agreements);

         6. (a) To instruct the Custodian and the transfer agent for the Common Stock as the Attorneys shall determine on all matters pertaining to the delivery and custody of certificates therefor and (b) to enter into and amend the Custody Agreement and any related documents in such manner as may be necessary to consummate the transactions contemplated by the Underwriting Agreement and the Purchase Agreement on behalf of any of the undersigned or as the Attorneys may determine to be not materially adverse to any of the undersigned;

         7. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any transfer taxes payable in connection with transfer of the Shares to the Underwriters or the Purchasers;

         8. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

         9. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

         10. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions which the

Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of the Public Shares to the Underwriters and the public offering thereof and the sale of Private Shares to the Purchasers, as fully as could the undersigned if personally present and acting;

         11. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares and a stock power or powers attached to such certificate(s); and

         12. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by this Power of Attorney.

         Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him pursuant hereto. The undersigned acknowledges that Serge Belamant and Herman Kotze are Chief Executive Officer and Chief Financial Officer, respectively, of the Company.

         The undersigned Public Principal Selling Shareholders acknowledge receipt of a copy of the Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") relating to the offering of the Public Shares and the other Common Stock to be sold by the other Selling Shareholders and, if the over-allotment option is exercised, by the Company (the "OFFERED SHARES") and a copy of the preliminary form of the Underwriting Agreement. The undersigned Public Principal Selling Shareholders have reviewed the Registration Statement and the preliminary form of the Underwriting Agreement and understand the obligations and agreements of the undersigned Public Principal Selling Shareholders set forth in the Underwriting Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS IN THE UNDERWRITING AGREEMENT WITH RESPECT TO THE UNDERSIGNED PUBLIC PRINCIPAL SELLING SHAREHOLDERS ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE DATE OF THE EXECUTION OF THE UNDERWRITING AGREEMENT AND THE CLOSING DATE (AS DEFINED IN THE UNDERWRITING AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE UNDERWRITING AGREEMENT, SURVIVE THE TERMINATION OF THE UNDERWRITING AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE PUBLIC SHARES.

         The undersigned Private Principal Selling Shareholders have reviewed the Purchase Agreement and understand the obligations and agreements of the undersigned Private Principal Selling Shareholders set forth in the Purchase Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE PRIVATE PRINCIPAL

SELLING SHAREHOLDERS IN THE PURCHASE AGREEMENT ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE CLOSING DATE (AS DEFINED IN THE PURCHASE AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE PURCHASE AGREEMENT, SURVIVE THE TERMINATION OF THE PURCHASE AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE PRIVATE SHARES.

         Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Shareholders, the undersigned Public Principal Selling Shareholders agree to be bound by and to perform each and every covenant and agreement of the undersigned Public Principal Selling Shareholders contained therein (including, without limitation, the agreements contained therein regarding indemnification and contribution). The undersigned Private Principal Selling Shareholders agree to continue to be bound by and to perform each and every covenant and agreement of the undersigned Private Principal Selling Shareholders contained in the Purchase Agreement (including, without limitation, the agreements contained therein regarding indemnification and contribution).

         The undersigned agree, if so requested, to provide an opinion of counsel, addressed to DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Company, and Cliffe Dekker, Inc., South Africa counsel for the Company, which opinion shall expressly permit reliance thereon by DLA Piper Rudnick Gray Cary US LLP and Cliffe Dekker, Inc., setting forth such matters as DLA Piper Rudnick Gray Cary US LLP and Cliffe Dekker, Inc. may reasonably request in rendering their respective opinions pursuant to the Underwriting Agreement or the Purchase Agreement, as the case may be, and such other documentation as the Attorneys, the Company, the Representatives, the Purchasers or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement or the Purchase Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

         This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Purchasers, the Company and any other Selling Shareholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement, the Purchase Agreement and this Power of Attorney.

         This Power of Attorney is an agency coupled with an interest and all authority conferred hereby SHALL BE IRREVOCABLE, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death, disability or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death, disability or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or bankruptcy with respect to the undersigned) (any of the foregoing being hereinafter referred to as an "EVENT"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement, the Purchase Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters and/or the Purchases by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement, the Purchase Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorneys, the Underwriters, the Purchasers, or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to October 6, 2005, then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

         The undersigned Public Principal Selling Shareholders hereby represent, warrant and agree with the Company, DLA Piper Rudnick Gray Cary US LLP, Cliffe Dekker, Inc., the Underwriters, Davis Polk & Wardwell, the Custodian, the Attorneys and the other Selling Shareholders that:

         1. The undersigned has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into the Underwriting Agreement and this Power of Attorney and to sell, transfer and deliver the Shares or a security entitlement in respect of the Shares.

         2. The Underwriting Agreement has been duly authorized by the undersigned.

         3. This Power of Attorney has been duly authorized and, when executed and delivered by the person or persons appointed hereunder, shall constitute a valid and binding instrument of the undersigned, and, pursuant to this Power of Attorney, the undersigned has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on the undersigned's behalf the Underwriting Agreement, the Custody Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares pursuant to the Underwriting Agreement.

         4. Upon payment for the Shares to be sold by the undersigned pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("CEDE") or such other nominee as may be designated by the Depositary Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the undersigned may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

         5. The execution, delivery and performance of this Power of Attorney and the Underwriting Agreement by or on behalf of the undersigned, the compliance by the undersigned with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (a) contravene any provision of (i) the certificate of incorporation, by-laws or similar organizational documents of the undersigned, as applicable, (ii) any agreement or other instrument binding upon the undersigned, or (iii) any applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the undersigned or (b) require any consent, approval, authorization or order of, or qualification with, any governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and except in the cases of clauses (a)(ii) and (a)(iii) above, as would not have a material adverse effect on the undersigned) .

         6. The undersigned has no reason to believe that the representations and warranties of the Company contained in Section 1 of the Underwriting Agreement are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement that has had, or may have, a material adverse effect on the Company and its subsidiaries, taken as a whole. The undersigned is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement to sell its Shares pursuant to the Underwriting Agreement.

         7. The Registration Statement, when it becomes effective, and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided that the representations and warranties set forth in this paragraph 7 are limited to statements or omissions made in reliance upon information relating to the undersigned expressly for use in the Registration Statement or any amendments or supplements thereto.

         8. At any time during the period described in Section 7(c) of the Underwriting Agreement, if there is any change in the information referred to in paragraph 7 above, the undersigned will immediately notify you of such change.

         9. Certificate(s) and any stock power(s) for up to the maximum number of Common Stock that may be sold by the undersigned to the Underwriters have been placed in custody with the Custodian for the purpose of effecting delivery thereof under the Underwriting Agreement.

         10. The undersigned will furnish any and all information which the Company, the Underwriters or their respective counsel deems necessary or desirable in connection with the preparation and filing of all amendments, post-effective amendments and supplements to the Registration Statement, any preliminary prospectus or the prospectus in the form first used to confirm sales of Offered Shares (the "PROSPECTUS") or any other filing with any regulatory body or agency (including the NASD), as well as any and all information which the Commission, the NASD or any state securities regulatory authority may request.

         The foregoing representations, warranties and agreements, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Attorneys, the Company, DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Company, Cliffe Dekker, Inc., South Africa, counsel for the Company, the Underwriters, Davis Polk & Wardwell, counsel for the Underwriters and the Custodian and their respective representatives, agents and counsel. In addition, the foregoing representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence,
(ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Power of Attorney.

         It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the

Registration Statement or the Prospectus (unless applicable law states otherwise) nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence, willful misconduct or bad faith. The undersigned agree to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own negligence, misconduct or bad faith. The undersigned agree that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

         It is understood that the Attorneys shall serve entirely without compensation.

         This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

         This Power of Attorney shall be governed by the laws of the State of New York.

                          [remainder of page intentionally left blank]

         Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of
Common Stock to be Sold by
Selling Shareholder(s):    __________


                                                   EXECUTED and DELIVERED as
                                                   a DEED by South African
                                                   Private Equity Fund III, L.P.
                                                   (acting by SAPEF III
                                                   International G.P. Limited,
                                                   its general partner)




                                                    /s/Anthony Charles Ball   *
                                                    ----------------------------



DATED:__________, 2005                              ----------------------------


Print Name and Address of Principal
Selling Shareholder(s) and Name and
Title of any Person Signing as Agent
or Fiduciary:

South African Private

Equity Fund III LP

Walker House

PO Box 908ST

Mary Street

George Town Grand Cayman

Cayman Islands

____________________
   * To be signed in exactly the same manner as the Common Stock are registered.

Agreed to and accepted by
  the Attorneys:


/s/ Dr. Serge C.P. Belamant
---------------------------
Dr. Serge C.P. Belamant


/s/ Mr. Herman Gideon Kotze
---------------------------
Mr. Herman Gideon Kotze

                              SELLING SHAREHOLDERS'
                          IRREVOCABLE POWER OF ATTORNEY
                   FOR SALE OF COMMON STOCK, PAR VALUE $0.001
                   PER SHARE, OF NET 1 UEPS TECHNOLOGIES, INC.


Dr. Serge C.P. Belamant
Mr. Herman Gideon Kotze
c/o Net 1 UEPS Technologies, Inc.
President Place, 4th Floor
Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa

Ladies and Gentlemen:

         Reference is made to that certain Letter of Transmittal and Custody Agreement, dated the date hereof (the "CUSTODY AGREEMENT"), by and among The Bank of New York, as Custodian (the "CUSTODIAN"), and Dr. Serge C.P. Belamant and Mr. Herman Gideon Kotze, as attorneys-in-fact. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Custody Agreement.

         Certain of the undersigned, constituting the Public Principal Selling Shareholders, Net 1 UEPS Technologies, Inc. (the "COMPANY"), and certain other holders of the Company's common stock (such holders and the Public Principal Selling Shareholders being hereinafter sometimes collectively referred to as the "SELLING SHAREHOLDERS"), propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), J.P. Morgan Securities Inc. ("JPMORGAN"), Robert W. Baird & Co. Incorporated, Jefferies & Company, Inc. and Thomas Weisel Partners LLC (collectively, the "UNDERWRITERS"). The Selling Shareholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued common stock, par value $0.001 per share, of the Company (the "COMMON STOCK") owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

         Certain of the undersigned, constituting the Private Principal Selling Shareholders, the Company and the Purchasers have entered into that certain Stock Purchase Agreement, dated as of July 18, 2005. The Selling Shareholders include the Private Principal Selling Shareholders. Pursuant to the Purchase Agreement, the Private Principal Selling Shareholders have agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Private Principal Selling Shareholders, certain shares of the Company's Common Stock (the

"PRIVATE SHARES"). It is understood that the closing of the transactions contemplated in the Purchase Agreement are conditioned upon the closing of the transactions contemplated in the Underwriting Agreement.

         The undersigned hereby irrevocably constitutes and appoints Dr. Serge C.P. Belamant and Mr. Herman Gideon Kotze, each with full power and authority to act together or alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an "ATTORNEY" and collectively the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the exercise of stock options (if applicable) and the sale of shares of Common Stock by any of the undersigned including, but not limited to, the power and authority on behalf of any of the undersigned to take any and all of the following actions:

         1. (A) To sell, assign, transfer and deliver to the several Underwriters pursuant to the Underwriting Agreement up to the number of shares of Common Stock set forth on the signature page hereof, such Common Stock to be represented by certificate(s) of Common Stock deposited by the undersigned Public Principal Selling Shareholders pursuant to the Custody Agreement or by stock option exercise forms executed by the Attorneys, at a purchase price per share to be paid by the Underwriters, as determined by negotiation between the Company, the Attorneys and Morgan Stanley and JPMorgan, but at the same price per share at which all other Selling Shareholders sell Common Stock to the Underwriters, and to complete, execute and deliver a stock power in relation to the sale of the foregoing number of shares of Common Stock; and (B) to sell, assign, transfer and deliver to the Purchasers pursuant to the Purchase Agreement up to the number of shares of Common Stock set forth on the signature page hereof, such Common Stock to be represented by certificate(s) of Common Stock deposited by the undersigned Private Principal Selling Shareholders pursuant to the Custody Agreement, at a purchase price per share to be paid by the Purchasers, as determined in accordance with the Purchase Agreement, and to complete, execute and deliver a stock power in relation to the sale of the foregoing number of shares of Common Stock;

         2. To determine, in conjunction with the Company, the number of shares of Common Stock to be sold by the undersigned to the Underwriters which number shall be no greater but may be fewer than that set forth on the signature page hereof (such total number of shares, as is finally determined by the Attorneys and the Company and set forth opposite the name of the undersigned in Schedule I to the Underwriting Agreement is hereinafter referred to as the "PUBLIC SHARES" and, together with the total number of Private Shares, are collectively referred to as the "SHARES");

         3. To execute, deliver and perform the Underwriting Agreement with full power to make such amendments to the Underwriting Agreement as the

Attorneys, in their sole discretion, may deem advisable and, together with Morgan Stanley and JPMorgan and a committee of the Board of Directors of the Company, to determine the public offering price and the purchase price per share of Common Stock to be paid by the Underwriters (subject to paragraph 1 above) and the other terms of sale; and to perform the Purchase Agreement with full power to make such amendments to the Purchase Agreement as the Attorneys, in their sole discretion, may deem advisable;

         4. To execute and deliver any stock option exercise forms or any other documents that may be required in connection with the exercise of a stock option of the Company held by the undersigned;

         5. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into "lock-up" agreements);

         6. (a) To instruct the Custodian and the transfer agent for the Common Stock as the Attorneys shall determine on all matters pertaining to the delivery and custody of certificates therefor and (b) to enter into and amend the Custody Agreement and any related documents in such manner as may be necessary to consummate the transactions contemplated by the Underwriting Agreement and the Purchase Agreement on behalf of any of the undersigned or as the Attorneys may determine to be not materially adverse to any of the undersigned;

         7. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any transfer taxes payable in connection with transfer of the Shares to the Underwriters or the Purchasers;

         8. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

         9. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

         10. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions which the

Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of the Public Shares to the Underwriters and the public offering thereof and the sale of Private Shares to the Purchasers, as fully as could the undersigned if personally present and acting;

         11. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares and a stock power or powers attached to such certificate(s); and

         12. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by this Power of Attorney.

         Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him pursuant hereto. The undersigned acknowledges that Serge Belamant and Herman Kotze are Chief Executive Officer and Chief Financial Officer, respectively, of the Company.

         The undersigned Public Principal Selling Shareholders acknowledge receipt of a copy of the Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") relating to the offering of the Public Shares and the other Common Stock to be sold by the other Selling Shareholders and, if the over-allotment option is exercised, by the Company (the "OFFERED SHARES") and a copy of the preliminary form of the Underwriting Agreement. The undersigned Public Principal Selling Shareholders have reviewed the Registration Statement and the preliminary form of the Underwriting Agreement and understand the obligations and agreements of the undersigned Public Principal Selling Shareholders set forth in the Underwriting Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS IN THE UNDERWRITING AGREEMENT WITH RESPECT TO THE UNDERSIGNED PUBLIC PRINCIPAL SELLING SHAREHOLDERS ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE DATE OF THE EXECUTION OF THE UNDERWRITING AGREEMENT AND THE CLOSING DATE (AS DEFINED IN THE UNDERWRITING AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE UNDERWRITING AGREEMENT, SURVIVE THE TERMINATION OF THE UNDERWRITING AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE PUBLIC SHARES.

         The undersigned Private Principal Selling Shareholders have reviewed the Purchase Agreement and understand the obligations and agreements of the undersigned Private Principal Selling Shareholders set forth in the Purchase Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE PRIVATE PRINCIPAL

SELLING SHAREHOLDERS IN THE PURCHASE AGREEMENT ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE CLOSING DATE (AS DEFINED IN THE PURCHASE AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE PURCHASE AGREEMENT, SURVIVE THE TERMINATION OF THE PURCHASE AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE PRIVATE SHARES.

         Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Shareholders, the undersigned Public Principal Selling Shareholders agree to be bound by and to perform each and every covenant and agreement of the undersigned Public Principal Selling Shareholders contained therein (including, without limitation, the agreements contained therein regarding indemnification and contribution). The undersigned Private Principal Selling Shareholders agree to continue to be bound by and to perform each and every covenant and agreement of the undersigned Private Principal Selling Shareholders contained in the Purchase Agreement (including, without limitation, the agreements contained therein regarding indemnification and contribution).

         The undersigned agree, if so requested, to provide an opinion of counsel, addressed to DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Company, and Cliffe Dekker, Inc., South Africa counsel for the Company, which opinion shall expressly permit reliance thereon by DLA Piper Rudnick Gray Cary US LLP and Cliffe Dekker, Inc., setting forth such matters as DLA Piper Rudnick Gray Cary US LLP and Cliffe Dekker, Inc. may reasonably request in rendering their respective opinions pursuant to the Underwriting Agreement or the Purchase Agreement, as the case may be, and such other documentation as the Attorneys, the Company, the Representatives, the Purchasers or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement or the Purchase Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

         This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Purchasers, the Company and any other Selling Shareholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement, the Purchase Agreement and this Power of Attorney.

         This Power of Attorney is an agency coupled with an interest and all authority conferred hereby SHALL BE IRREVOCABLE, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death, disability or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death, disability or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or bankruptcy with respect to the undersigned) (any of the foregoing being hereinafter referred to as an "EVENT"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement, the Purchase Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters and/or the Purchases by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement, the Purchase Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorneys, the Underwriters, the Purchasers, or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to October 6, 2005, then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

         The undersigned Public Principal Selling Shareholders hereby represent, warrant and agree with the Company, DLA Piper Rudnick Gray Cary US LLP, Cliffe Dekker, Inc., the Underwriters, Davis Polk & Wardwell, the Custodian, the Attorneys and the other Selling Shareholders that:

         1. The undersigned has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into the Underwriting Agreement and this Power of Attorney and to sell, transfer and deliver the Shares or a security entitlement in respect of the Shares.

         2. The Underwriting Agreement has been duly authorized by the undersigned.

         3. This Power of Attorney has been duly authorized and, when executed and delivered by the person or persons appointed hereunder, shall constitute a valid and binding instrument of the undersigned, and, pursuant to this Power of Attorney, the undersigned has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on the undersigned's behalf the Underwriting Agreement, the Custody Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares pursuant to the Underwriting Agreement.

         4. Upon payment for the Shares to be sold by the undersigned pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("CEDE") or such other nominee as may be designated by the Depositary Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the undersigned may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

         5. The execution, delivery and performance of this Power of Attorney and the Underwriting Agreement by or on behalf of the undersigned, the compliance by the undersigned with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (a) contravene any provision of (i) the certificate of incorporation, by-laws or similar organizational documents of the undersigned, as applicable, (ii) any agreement or other instrument binding upon the undersigned, or (iii) any applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the undersigned or (b) require any consent, approval, authorization or order of, or qualification with, any governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and except in the cases of clauses (a)(ii) and (a)(iii) above, as would not have a material adverse effect on the undersigned) .

         6. The undersigned has no reason to believe that the representations and warranties of the Company contained in Section 1 of the Underwriting Agreement are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement that has had, or may have, a material adverse effect on the Company and its subsidiaries, taken as a whole. The undersigned is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement to sell its Shares pursuant to the Underwriting Agreement.

         7. The Registration Statement, when it becomes effective, and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided that the representations and warranties set forth in this paragraph 7 are limited to statements or omissions made in reliance upon information relating to the undersigned expressly for use in the Registration Statement or any amendments or supplements thereto.

         8. At any time during the period described in Section 7(c) of the Underwriting Agreement, if there is any change in the information referred to in paragraph 7 above, the undersigned will immediately notify you of such change.

         9. Certificate(s) and any stock power(s) for up to the maximum number of Common Stock that may be sold by the undersigned to the Underwriters have been placed in custody with the Custodian for the purpose of effecting delivery thereof under the Underwriting Agreement.

         10. The undersigned will furnish any and all information which the Company, the Underwriters or their respective counsel deems necessary or desirable in connection with the preparation and filing of all amendments, post-effective amendments and supplements to the Registration Statement, any preliminary prospectus or the prospectus in the form first used to confirm sales of Offered Shares (the "PROSPECTUS") or any other filing with any regulatory body or agency (including the NASD), as well as any and all information which the Commission, the NASD or any state securities regulatory authority may request.

         The foregoing representations, warranties and agreements, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Attorneys, the Company, DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Company, Cliffe Dekker, Inc., South Africa, counsel for the Company, the Underwriters, Davis Polk & Wardwell, counsel for the Underwriters and the Custodian and their respective representatives, agents and counsel. In addition, the foregoing representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence,
(ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Power of Attorney.

         It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the

Registration Statement or the Prospectus (unless applicable law states otherwise) nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence, willful misconduct or bad faith. The undersigned agree to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own negligence, misconduct or bad faith. The undersigned agree that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

         It is understood that the Attorneys shall serve entirely without compensation.

         This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

         This Power of Attorney shall be governed by the laws of the State of New York.

                          [remainder of page intentionally left blank]

         Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of
Common Stock to be Sold by
Selling Shareholder(s):    __________



                                       -----------------------------------------
                                       Very truly yours,

                                       /s/Anthony Charles Ball
                                       -----------------------------------------

                                        ----------------------------------------
                                        Signature of Selling Shareholder


DATED:__________, 2005

Print Name and Address of Principal
Selling Shareholder(s) and Name and
Title of any Person Signing as Agent
or Fiduciary:

South African Private Equity Trust III

9 Frikker Road, Illero

Boulevard, Illero

Signed by: Anthony Charles Ball

Authorized Signature

Telephone: 011/427 507-1000
Facsimile:  011/427 507-1357

Agreed to and accepted by
  the Attorneys:


/s/ Dr. Serge C.P. Belamant
---------------------------
Dr. Serge C.P. Belamant



/s/ Mr. Herman Gideon Kotze
------------------------------------
Mr. Herman Gideon Kotze

                              SELLING SHAREHOLDERS'
                          IRREVOCABLE POWER OF ATTORNEY
                            FOR SALE OF COMMON STOCK,
          PAR VALUE $0.001 PER SHARE, OF NET 1 UEPS TECHNOLOGIES, INC.


Dr. Serge C.P. Belamant
Mr. Herman Gideon Kotze
c/o Net 1 UEPS Technologies, Inc.
President Place, 4th Floor
Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa

Ladies and Gentlemen:

         Reference is made to that certain Letter of Transmittal and Custody Agreement, dated the date hereof (the "CUSTODY AGREEMENT"), by and among The Bank of New York, as Custodian (the "CUSTODIAN"), and Dr. Serge C.P. Belamant and Mr. Herman Gideon Kotze, as attorneys-in-fact. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Custody Agreement.

         Certain of the undersigned, constituting the Public Principal Selling Shareholders, Net 1 UEPS Technologies, Inc. (the "COMPANY"), and certain other holders of the Company's common stock (such holders and the Public Principal Selling Shareholders being hereinafter sometimes collectively referred to as the "SELLING SHAREHOLDERS"), propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), J.P. Morgan Securities Inc. ("JPMORGAN"), Robert W. Baird & Co. Incorporated, Jefferies & Company, Inc. and Thomas Weisel Partners LLC (collectively, the "UNDERWRITERS"). The Selling Shareholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued common stock, par value $0.001 per share, of the Company (the "COMMON STOCK") owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

         Certain of the undersigned, constituting the Private Principal Selling Shareholders, the Company and the Purchasers have entered into that certain Stock Purchase Agreement, dated as of July 18, 2005. The Selling Shareholders include the Private Principal Selling Shareholders. Pursuant to the Purchase Agreement, the Private Principal Selling Shareholders have agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Private Principal Selling Shareholders, certain shares of the Company's Common Stock (the

"PRIVATE SHARES"). It is understood that the closing of the transactions contemplated in the Purchase Agreement are conditioned upon the closing of the transactions contemplated in the Underwriting Agreement.

         The undersigned hereby irrevocably constitutes and appoints Dr. Serge C.P. Belamant and Mr. Herman Gideon Kotze, each with full power and authority to act together or alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an "ATTORNEY" and collectively the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the exercise of stock options (if applicable) and the sale of shares of Common Stock by any of the undersigned including, but not limited to, the power and authority on behalf of any of the undersigned to take any and all of the following actions:

         1. (A) To sell, assign, transfer and deliver to the several Underwriters pursuant to the Underwriting Agreement up to the number of shares of Common Stock set forth on the signature page hereof, such Common Stock to be represented by certificate(s) of Common Stock deposited by the undersigned Public Principal Selling Shareholders pursuant to the Custody Agreement or by stock option exercise forms executed by the Attorneys, at a purchase price per share to be paid by the Underwriters, as determined by negotiation between the Company, the Attorneys and Morgan Stanley and JPMorgan, but at the same price per share at which all other Selling Shareholders sell Common Stock to the Underwriters, and to complete, execute and deliver a stock power in relation to the sale of the foregoing number of shares of Common Stock; and (B) to sell, assign, transfer and deliver to the Purchasers pursuant to the Purchase Agreement up to the number of shares of Common Stock set forth on the signature page hereof, such Common Stock to be represented by certificate(s) of Common Stock deposited by the undersigned Private Principal Selling Shareholders pursuant to the Custody Agreement, at a purchase price per share to be paid by the Purchasers, as determined in accordance with the Purchase Agreement, and to complete, execute and deliver a stock power in relation to the sale of the foregoing number of shares of Common Stock;

         2. To determine, in conjunction with the Company, the number of shares of Common Stock to be sold by the undersigned to the Underwriters which number shall be no greater but may be fewer than that set forth on the signature page hereof (such total number of shares, as is finally determined by the Attorneys and the Company and set forth opposite the name of the undersigned in Schedule I to the Underwriting Agreement is hereinafter referred to as the "PUBLIC SHARES" and, together with the total number of Private Shares, are collectively referred to as the "SHARES");

         3. To execute, deliver and perform the Underwriting Agreement with full power to make such amendments to the Underwriting Agreement as the

Attorneys, in their sole discretion, may deem advisable and, together with Morgan Stanley and JPMorgan and a committee of the Board of Directors of the Company, to determine the public offering price and the purchase price per share of Common Stock to be paid by the Underwriters (subject to paragraph 1 above) and the other terms of sale; and to perform the Purchase Agreement with full power to make such amendments to the Purchase Agreement as the Attorneys, in their sole discretion, may deem advisable;

         4. To execute and deliver any stock option exercise forms or any other documents that may be required in connection with the exercise of a stock option of the Company held by the undersigned;

         5. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into "lock-up" agreements);

         6. (a) To instruct the Custodian and the transfer agent for the Common Stock as the Attorneys shall determine on all matters pertaining to the delivery and custody of certificates therefor and (b) to enter into and amend the Custody Agreement and any related documents in such manner as may be necessary to consummate the transactions contemplated by the Underwriting Agreement and the Purchase Agreement on behalf of any of the undersigned or as the Attorneys may determine to be not materially adverse to any of the undersigned;

         7. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any transfer taxes payable in connection with transfer of the Shares to the Underwriters or the Purchasers;

         8. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

         9. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

         10. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions which the

Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of the Public Shares to the Underwriters and the public offering thereof and the sale of Private Shares to the Purchasers, as fully as could the undersigned if personally present and acting;

         11. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares and a stock power or powers attached to such certificate(s); and

         12. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by this Power of Attorney.

         Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him pursuant hereto. The undersigned acknowledges that Serge Belamant and Herman Kotze are Chief Executive Officer and Chief Financial Officer, respectively, of the Company.

         The undersigned Public Principal Selling Shareholders acknowledge receipt of a copy of the Registration Statement on Form S-1 (the "REGISTRATION STATEMENT") relating to the offering of the Public Shares and the other Common Stock to be sold by the other Selling Shareholders and, if the over-allotment option is exercised, by the Company (the "OFFERED SHARES") and a copy of the preliminary form of the Underwriting Agreement. The undersigned Public Principal Selling Shareholders have reviewed the Registration Statement and the preliminary form of the Underwriting Agreement and understand the obligations and agreements of the undersigned Public Principal Selling Shareholders set forth in the Underwriting Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS IN THE UNDERWRITING AGREEMENT WITH RESPECT TO THE UNDERSIGNED PUBLIC PRINCIPAL SELLING SHAREHOLDERS ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE DATE OF THE EXECUTION OF THE UNDERWRITING AGREEMENT AND THE CLOSING DATE (AS DEFINED IN THE UNDERWRITING AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE UNDERWRITING AGREEMENT, SURVIVE THE TERMINATION OF THE UNDERWRITING AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE PUBLIC SHARES.

         The undersigned Private Principal Selling Shareholders have reviewed the Purchase Agreement and understand the obligations and agreements of the undersigned Private Principal Selling Shareholders set forth in the Purchase Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE PRIVATE PRINCIPAL

SELLING SHAREHOLDERS IN THE PURCHASE AGREEMENT ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE CLOSING DATE (AS DEFINED IN THE PURCHASE AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES WILL, AS PROVIDED IN THE PURCHASE AGREEMENT, SURVIVE THE TERMINATION OF THE PURCHASE AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE PRIVATE SHARES.

         Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Shareholders, the undersigned Public Principal Selling Shareholders agree to be bound by and to perform each and every covenant and agreement of the undersigned Public Principal Selling Shareholders contained therein (including, without limitation, the agreements contained therein regarding indemnification and contribution). The undersigned Private Principal Selling Shareholders agree to continue to be bound by and to perform each and every covenant and agreement of the undersigned Private Principal Selling Shareholders contained in the Purchase Agreement (including, without limitation, the agreements contained therein regarding indemnification and contribution).

         The undersigned agree, if so requested, to provide an opinion of counsel, addressed to DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Company, and Cliffe Dekker, Inc., South Africa counsel for the Company, which opinion shall expressly permit reliance thereon by DLA Piper Rudnick Gray Cary US LLP and Cliffe Dekker, Inc., setting forth such matters as DLA Piper Rudnick Gray Cary US LLP and Cliffe Dekker, Inc. may reasonably request in rendering their respective opinions pursuant to the Underwriting Agreement or the Purchase Agreement, as the case may be, and such other documentation as the Attorneys, the Company, the Representatives, the Purchasers or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement or the Purchase Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

         This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Purchasers, the Company and any other Selling Shareholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement, the Purchase Agreement and this Power of Attorney.

         This Power of Attorney is an agency coupled with an interest and all authority conferred hereby SHALL BE IRREVOCABLE, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death, disability or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death, disability or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or bankruptcy with respect to the undersigned) (any of the foregoing being hereinafter referred to as an "EVENT"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement, the Purchase Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters and/or the Purchases by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement, the Purchase Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorneys, the Underwriters, the Purchasers, or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to October 6, 2005, then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

         The undersigned Public Principal Selling Shareholders hereby represent, warrant and agree with the Company, DLA Piper Rudnick Gray Cary US LLP, Cliffe Dekker, Inc., the Underwriters, Davis Polk & Wardwell, the Custodian, the Attorneys and the other Selling Shareholders that:

         1. The undersigned has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into the Underwriting Agreement and this Power of Attorney and to sell, transfer and deliver the Shares or a security entitlement in respect of the Shares.


         2. The Underwriting Agreement has been duly authorized by the undersigned.

         3. This Power of Attorney has been duly authorized and, when executed and delivered by the person or persons appointed hereunder, shall constitute a valid and binding instrument of the undersigned, and, pursuant to this Power of Attorney, the undersigned has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on the undersigned's behalf the Underwriting Agreement, the Custody Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares pursuant to the Underwriting Agreement.

         4. Upon payment for the Shares to be sold by the undersigned pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("CEDE") or such other nominee as may be designated by the Depositary Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the undersigned may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

         5. The execution, delivery and performance of this Power of Attorney and the Underwriting Agreement by or on behalf of the undersigned, the compliance by the undersigned with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (a) contravene any provision of (i) the certificate of incorporation, by-laws or similar organizational documents of the undersigned, as applicable, (ii) any agreement or other instrument binding upon the undersigned, or (iii) any applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the undersigned or (b) require any consent, approval, authorization or order of, or qualification with, any governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and except in the cases of clauses (a)(ii) and (a)(iii) above, as would not have a material adverse effect on the undersigned) .

         6. The undersigned has no reason to believe that the representations and warranties of the Company contained in Section 1 of the Underwriting Agreement are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement that has had, or may have, a material adverse effect on the Company and its subsidiaries, taken as a whole. The undersigned is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement to sell its Shares pursuant to the Underwriting Agreement.

         7. The Registration Statement, when it becomes effective, and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided that the representations and warranties set forth in this paragraph 7 are limited to statements or omissions made in reliance upon information relating to the undersigned expressly for use in the Registration Statement or any amendments or supplements thereto.

         8. At any time during the period described in Section 7(c) of the Underwriting Agreement, if there is any change in the information referred to in paragraph 7 above, the undersigned will immediately notify you of such change.

         9. Certificate(s) and any stock power(s) for up to the maximum number of Common Stock that may be sold by the undersigned to the Underwriters have been placed in custody with the Custodian for the purpose of effecting delivery thereof under the Underwriting Agreement.

         10. The undersigned will furnish any and all information which the Company, the Underwriters or their respective counsel deems necessary or desirable in connection with the preparation and filing of all amendments, post-effective amendments and supplements to the Registration Statement, any preliminary prospectus or the prospectus in the form first used to confirm sales of Offered Shares (the "PROSPECTUS") or any other filing with any regulatory body or agency (including the NASD), as well as any and all information which the Commission, the NASD or any state securities regulatory authority may request.

         The foregoing representations, warranties and agreements, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Attorneys, the Company, DLA Piper Rudnick Gray Cary US LLP, U.S. counsel for the Company, Cliffe Dekker, Inc., South Africa, counsel for the Company, the Underwriters, Davis Polk & Wardwell, counsel for the Underwriters and the Custodian and their respective representatives, agents and counsel. In addition, the foregoing representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence,
(ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Power of Attorney.

         It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the

Registration Statement or the Prospectus (unless applicable law states otherwise) nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence, willful misconduct or bad faith. The undersigned agree to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own negligence, misconduct or bad faith. The undersigned agree that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

         It is understood that the Attorneys shall serve entirely without compensation.

         This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

         This Power of Attorney shall be governed by the laws of the State of New York.

                  [remainder of page intentionally left blank]

         Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of
Common Stock to be Sold by
Selling Shareholder(s):    __________


                                  ----------------------------------------------
                                  Very truly yours,

                                  /s/ Brett Childs
                                  ----------------------------------------------


                                  ----------------------------------------------
                                  Signature(s) of Selling Shareholder



DATED:__________, 2005

Print Name and Address of Principal
Selling Shareholder(s) and Name and
Title of any Person Signing as Agent
or Fiduciary:

Brait International Limited

Suite 509-510

St. James Court

St. Denis Street

Port Louis

Mauritius

Telephone: (230) 213-6909
Facsimile:  (230) 213-6913

Agreed to and accepted by
  the Attorneys:


/s/ Dr. Serge C.P. Belamant
----------------------------
Dr. Serge C.P. Belamant



/s/  Mr. Herman Gideon Kotze
----------------------------
Mr. Herman Gideon Kotze